UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): December 21, 2007
TIER TECHNOLOGIES, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-23195	94-3145844
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10780 Parkridge Blvd., 4th Floor		20191
Reston, Virginia		(Zip Code)
(Address of principal executive offices)
(571) 382-1000
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CRF 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 —	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On December 21, 2007, the Compensation Committee of the Board of Directors of Tier Technologies, Inc. (“Tier” or the “Company”) passed a resolution to pay $446,154.60 to Ronald L. Rossetti, President and Chief Executive Officer of the Company. Mr. Rossetti’s most recent employment agreement expired on May 25, 2007. The $446,154.60 represents the compensation that Mr. Rossetti would have received if the Company had extended that agreement through December 14, 2007. Tier paid this amount to Mr. Rossetti to compensate him for a longer-than-anticipated length of time needed to negotiate a new employment agreement.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TIER TECHNOLOGIES, INC.
	By:	/s/ David E. Fountain
	Name:	David E. Fountain
Date: December 31, 2007	Title:	Chief Financial Officer